RAMCO GERSHENSON PROPERTIES TRUST

Supplemental Financial & Operating Statistics

March 31, 2008

Table of Contents

COMPANY OVERVIEW

Ramco-Gershenson Properties Trust (NYSE:RPT) is a self-administered and self-managed real estate investment trust primarily engaged in the business of owning, developing, acquiring, managing and leasing community shopping centers located primarily in the Midwestern, Southeastern and Mid-Atlantic United States.

At March 31, 2008, the Company owned interests in 89 shopping centers with approximately 19.9 million square feet of gross leasable area located in Michigan, Florida, Georgia, Ohio, Wisconsin, Indiana, New Jersey, Maryland, North Carolina, South Carolina, Virginia, Tennessee and Illinois. The Company's properties consist of 88 community centers and one regional mall.

As part of the Company's current business strategy, Ramco-Gershenson is focused on generating internal growth through the redevelopment of core assets. In an effort to maximize the potential of each asset, the Company constantly reevaluates each shopping center's position within the market. This effort is part of an overall approach that allows management to anticipate changes in retailing trends and tenant needs and proactively implement solutions to boost the performance and value of the center namely through enhancement in the tenant mix, improvement of existing rental rates and occupancy growth.

Ramco-Gershenson seeks to further generate growth through the construction of new shopping centers. Throughout the Company's history, management's experience and long-standing relationships with tenants has allowed us to capitalize on development opportunities. Ramco-Gershenson's current goal is to develop at least one strategically located shopping center a year with a minimum return of 10%. The Company also remains committed to the acquisition of well-located shopping centers that may lend themselves to further improvements, either through strategic joint ventures or on-balance sheet transactions.

The main objective of the Company is to attract investors based on the quality of its properties and the experience of its management team while continuing to build shareholder value through the proactive management of its assets as well as the selective development and acquisition of shopping centers. The Company is listed on the New York Stock Exchange under the symbol RPT and is headquartered in Farmington Hills, Michigan.

Consolidated Statements of Income

(in thousands)

	Three Months Ended March 31,			
	2008	2007	Increase (Decrease)	Percent Change
Revenues:				
Minimum rents	$ 23,222	$ 24,273	$ (1,051)	-4.3%
Percentage rents	364	312	52	16.7
Recoveries from tenants	11,117	11,736	(619)	-5.3
Fees and management income (see page 3 for detail)	1,422	2,604	(1,182)	-45.4
Other income (see page 3 for detail)	493	1,178	(685)	-58.1
Total revenues	36,618	40,103	(3,485)	-8.7
Expenses:				
Real estate taxes	4,860	5,171	(311)	-6.0
Recoverable operating expenses	6,614	6,683	(69)	-1.0
Depreciation and amortization	8,056	8,137	(81)	-1.0
Other operating	1,049	509	540	106.1
General and administrative	3,805	3,033	772	25.5
Interest expense	9,779	11,018	(1,239)	-11.2
Total expenses	34,163	34,551	(388)	-1.1
Income before gain on sale of real estate assets, minority interest and earnings from unconsolidated entities	2,455	5,552	(3,097)	-55.8
Gain on sale of real estate assets (see page 3 for detail)	10,184	22,435	(12,251)	-54.6
Minority interest	(2,091)	(4,528)	2,437	-53.8
Earnings from unconsolidated entities (see page 22 for detail)	897	406	491	120.9
Net Income	11,445	23,865	(12,420)	-52.0
Preferred stock dividends	-	(1,663)	1,663	-
Net income available to common shareholders	$ 11,445	$ 22,202	$ (10,757)	(48.5)
Property Operating Expense Recovery Ratio	96.9%	99.0%		-2.1%

Income Statement Detail
(in thousands)

	Three Months Ended March 31,			
	2008	2007	Increase (Decrease)	Percent Change
Fees and management income:				
Management fees	$ 717	$ 483	$ 234	48.4%
Acquisition related fees	101	684	(583)	100.0
Development related fees	470	1,363	(893)	-65.5
Other	134	74	60	81.1
Fee and management income	$ 1,422	$ 2,604	$ (1,182)	-45.4
Other income:				
Lease termination income	$ 105	$ 130	$ (25)	-19.2%
Temporary income	167	187	(20)	-10.7
Interest income	136	535	(399)	-74.6
Previous write-off of receivable	24	233	(209)	-89.7
Other	61	93	(32)	-34.4
Other income	$ 493	$ 1,178	$ (685)	-58.1
Gain on sale of real estate assets:				
FFO gain (loss) on sales	$ 423	$ (63)	$ 486	-771.4%
Non-FFO gain on sales	9,761	22,498	(12,737)	-56.6
Gain on sale of real estate assets	$ 10,184	$ 22,435	$ (12,251)	-54.6

Earnings Per Common Share

(in thousands, except per share data)

	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007
Numerator:		
Income before minority interest	$ 13,536	$ 28,393
Minority interest	(2,091)	(4,528)
Preferred stock dividends	-	(1,663)
Net income available to common shareholders	11,445	22,202
Add income impact of assumed conversion of preferred shares	-	1,070
Adjusted numerator for diluted EPS	$ 11,445	$ 23,272
Denominator:		
Weighted-average common shares for basic EPS	18,500	16,590
Effect of dilutive securities:		
Preferred shares	-	1,888
Options outstanding	12	75
Weighted-average common shares for diluted EPS	18,512	18,553
Basic earnings per common share	$ 0.62	$ 1.34
Diluted earnings per common share	$ 0.62	$ 1.25

Consolidated Balance Sheets
(in thousands)

	March 31, 2008	December 31, 2007
ASSETS		
Investment in real estate, net (see page 6 for detail)	$ 880,142	$ 876,410
Cash and cash equivalents	15,043	14,977
Restricted cash	6,537	5,777
Accounts receivable, net (see page 6 for detail)	38,460	35,787
Equity investments in and advances to unconsolidated entities (see page 23 for detail)	94,561	117,987
Other assets, net (see page 6 for detail)	38,021	37,561
Total Assets	$ 1,072,764	$ 1,088,499
LIABILITIES AND SHAREHOLDERS' EQUITY		
Mortgages and notes payable (see page 13 for detail)	$ 691,276	$ 690,801
Accounts payable and accrued expenses	39,783	57,614
Distributions payable	9,887	9,884
Capital lease obligation	7,382	7,443
Total Liabilities	748,328	765,742
Minority Interest	41,406	41,353
SHAREHOLDERS' EQUITY		
Common Shares of Beneficial Interest	186	185
Additional paid-in capital	388,686	388,164
Accumulated other comprehensive loss	(2,649)	(845)
Cumulative distributions in excess of net income	(103,193)	(106,100)
Total Shareholders' Equity	283,030	281,404
Total Liabilities and Shareholders' Equity	$ 1,072,764	$ 1,088,499

Balance Sheet Detail

(in thousands)

	March 31, 2008	December 31, 2007
Investments in Real Estate:		
Land	$ 136,735	$ 136,566
Buildings and improvements	880,590	883,067
Construction in progress	32,204	25,739
	1,049,529	1,045,372
Less: accumulated depreciation	(169,387)	(168,962)
Investments in real estate, net	$ 880,142	$ 876,410
Accounts Receivable:		
Accounts receivable tenants, net	$ 21,454	$ 19,177
Straight-line rent receivable	17,006	16,610
Accounts receivable, net	$ 38,460	$ 35,787
Other Assets:		
Leasing costs	$ 36,484	$ 35,646
Intangible assets	6,557	6,673
Deferred financing costs	5,867	5,818
Other	5,590	5,400
	54,498	53,537
Less: accumulated amortization	(31,136)	(29,956)
	23,362	23,581
Prepaid expenses and other	11,378	12,079
Proposed development and acquisition costs	3,281	1,901
Other assets, net	$ 38,021	$ 37,561

Calculation of Funds from Operations
and Funds Available for Distribution
(in thousands, except per share amounts)

	Three Months Ended March 31,	
	2008	2007
Calculation of Funds from Operations:		
Net income	$ 11,445	$ 23,865
Add:		
Depreciation and amortization expense	9,415	8,962
Minority interest in partnership	2,090	4,503
Less:		
Gain on sale of real estate	(9,761) [1]	(22,498) [1]
Funds from operations	13,189	14,832
Less:		
Series B Preferred Stock dividends	-	(594)
Funds from operations available to common shareholders	$ 13,189	$ 14,238
Weighted average equivalent shares outstanding, diluted	21,431	21,474
Funds from operations available to common shareholders, diluted share	$ 0.62	$ 0.66
Calculation of Funds Available for Distribution:		
Funds from operations available to common shareholders	$ 13,189	$ 14,238
Less:		
Straight-line rent	(396)	(374)
Above/below market rents - acquisitions	(29)	(21)
FMV interest adjustment - acquired properties	(40)	11
Recurring capital expenditures (non-recoverable)	(333)	(535)
Funds Available for Distribution	$ 12,391	$ 13,319
FAD per share available to common shareholders	$ 0.58	$ 0.62
Dividend per Common Share	$ 0.4625	$ 0.4625
Payout Ratio - FFO	75.2%	69.8%
Payout Ratio - FAD	80.0%	74.6%

[1] Excludes gain on sale of undepreciated land of $423 in 2008 and loss on sale of undepreciated land of $63 in 2007.

Selected Financial and Operating Ratios

	Three Months Ended March 31, 2008		Three Months Ended March 31, 2007	
EBITDA Calculation:				
Operating Income Plus Earnings From Unconsolidated Entities	$ 3,352	[1]	$ 5,958	[2]
Add Back:				
Interest Expense	9,779		11,018	
Depreciation and Amortization	8,056		8,137	
EBITDA	21,187		25,113	
Scheduled Principal Payments	1,175		1,495	
Preferred Dividends	-		1,663	
Coverage Ratios:				
Interest Coverage Ratio (EBITDA / Interest Expense)	2.17		2.28	
Debt Service Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts.)	1.93		2.01	
Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts. + Pref. Div.)	1.93		1.77	
Operating Ratios:				
NOI	22,180		23,958	
Operating Margin (NOI / Total Rental Revenue)	63.9%		66.0%	
General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [3]:				
Revenue From REIT Owned Properties	$ 35,196		$ 37,499	
Revenue From Joint Venture Properties	24,512		15,605	
Revenue From Non-REIT Properties Under Management Contract	1,159		948	
Total Rental Revenues Under Management	$ 60,867		$ 54,052	
General and Administrative Expense	$ 3,805		$ 3,033	
General and Administrative Expense / Total Rental Revenues Under Managemen	6.25%		5.61%	

[1] Q1 2008 excludes $10,184 related to the gain on sale of real estate. Including the gain would positively impact the interest coverage ratio by 1.04 for the three months ended 3/31/08.

[2] Q1 2007 excludes $22,435 related to the gain on sale of real estate. Including the gain would positively impact the interest coverage ratio by 2.04 for the three months ended 3/31/07.

[3] General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and properties that are under management contract.

Same Properties Analysis
(in thousands)

	Three Months Ended March 31,		
	2008	2007	% Change
Number of Properties [1]	52	52	0%
Occupancy	94.2%	95.0%	-0.9%
REVENUE:			
Minimum Rents	$19,155	$19,095	0.3%
Percentage Rent	323	277	16.8%
Recoveries from Tenants	10,122	9,096	11.3%
Other Income	198	330	-40.1%
	$29,797	$28,798	3.5%
EXPENSES:			
Real Estate Taxes	$4,399	$4,109	7.1%
Property Operating and Maintenance	5,605	5,328	5.2%
Other Operating	496	371	33.6%
	$10,500	$9,807	7.1%
OPERATING INCOME	$19,297	$18,991	1.6%
Operating Expense Recovery Ratio	101.2%	96.4%	4.8%

[1] Excludes joint venture properties.
Note: Excludes centers under redevelopment and reflects recovery adjustments to the proper period.

Leasing Activity Analysis

	Three Months Ended March 31, 2008		
	Non-Anchors	Anchors	Total
Summary of Expiring Leases:			
Total Number of Scheduled Lease Expirations……………………………………	104	10	114
Gross Leasable Area (sq.ft.)………………………………………………………	365,428	238,821	604,249
Average Base Rent / Sq.Ft ($/sq.ft.)....……………………………………………..	$13.39	$7.43	$11.03
Leases Renewed at Expiration:			
Number of Leases…………………………………………………………………	62	8	70
Gross Leasable Area (sq.ft.)………………………………………………………	231,151	188,639	419,790
Renewal Base Rent / Sq.Ft. ($/sq.ft.)……………………………………………	$14.95	$9.19	$12.36
Previous Base Rent / Sq.Ft. ($/sq.ft.)……………………………………………	$13.22	$8.37	$11.04
PSF Increase / (Decrease)…………………………………………………………	$1.73	$0.82	$1.32
% Increase / (Decrease)……………………………………………………………	13.1%	9.8%	12.0%
Leases Currently Month-to-Month or Under Negotiation for Renewal:			
Number of Leases…………………………………………………………………	19	1	20
Gross Leasable Area (sq.ft.)………………………………………………………	50,058	19,027	69,085
Current Base Rent / Sq.Ft. ($/sq.ft.)………………………………………………	$13.61	$4.47	$11.09
Leases Ended at Expiration:			
Number of Leases…………………………………………………………………	23	1	24
Gross Leasable Area (sq.ft.)………………………………………………………	84,219	31,155	115,374
Base Rent / Sq.Ft. ($/sq.ft.)………………………………………………………	$13.71	$6.25	$11.70
Lease-Up of Vacant Space: [1]			
Number of Leases…………………………………………………………………	21	-	21
Gross Leasable Area (sq.ft.)………………………………………………………	48,143	-	48,143
Base Rent / Sq.Ft. ($/sq.ft.)………………………………………………………	$18.23	$0.00	$18.23
% Increase / (Decrease) from Portfolio Average……………………………………	11.0%	0.0%	70.4%

[1] Lease-Up of Vacant Space is rent starts in the first quarter

Current Portfolio Average:

Portfolio Average Base Rent / Sq.Ft. (as of 3/31/08)	***$16.43***	***$7.94***	***$10.70***

Historical Portfolio Averages:

Year Ended 12/31/07 Portfolio Average Base Rent / Sq.Ft.	***$16.05***	***$7.90***	***$10.61***
Year Ended 12/31/06 Portfolio Average Base Rent / Sq.Ft.	***$15.10***	***$7.67***	***$10.08***
Year Ended 12/31/05 Portfolio Average Base Rent / Sq.Ft.	***$14.57***	***$7.21***	***$9.55***
Year Ended 12/31/04 Portfolio Average Base Rent / Sq.Ft.	***$13.70***	***$6.61***	***$8.83***
Year Ended 12/31/03 Portfolio Average Base Rent / Sq.Ft.	***$12.60***	***$6.29***	***$8.17***

Development Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI	Projected Cost	Cost to Date	Estimated Additional Costs 4/1/08 - 12/31/08	2009	2010	2011
Current Development Projects											
On-Balance Sheet Assets											
Northpointe Town Center - Jackson, MI	550,000 SF town center project	100%	Q4 2010	8.8%	$6.6	$74.2	$1.4	$0.3	$19.0	$53.5	$0.0
Rossford Pointe - Rossford, OH	<100,000 SF mid-box project	100%	Q3 2009	9.9%	$0.8	$8.3	$5.6	$0.7	$2.1	$0.0	$0.0
Total On-Balance Sheet Assets				**9.0%**	**$7.4** [1]	**$82.5**	**$6.9**	**$1.0**	**$21.1**	**$53.5**	**$0.0**
Off-Balance Sheet Assets											
Hartland Towne Square - Hartland Twp., MI	500,000 SF power center project	20%	Q1 2011	7.5%	$3.9	$52.0	$9.6	$10.7	$18.4	$10.7	$2.7
Total Off-Balance Sheet Assets				**7.5%**	**$3.9** [1]	**$52.0**	**$9.6**	**$10.7**	**$18.4**	**$10.7**	**$2.7**
RPT Share of Total Off-Balance Sheet Assets				**7.5%**	**$0.8** [1]	**$10.4**	**$1.9**	**$2.1**	**$3.7**	**$2.1**	**$0.5**
Proposed Off-Balance Sheet Assets											
The Town Center at Aquia - Stafford, VA	725,000 SF mixed-use project	20%	Q1 2011	8.9%	$16.9	$189.0	$46.4 [2]	$17.5	$91.8	$32.4	$0.8
Lakeland II - Lakeland, FL	375,000 SF power center project	20%	Q3 2011	9.0%	$5.7	$63.0	$10.6	$6.8	$28.5	$11.4	$5.7
Total Proposed Off-Balance Sheet Assets				**8.9%**	**$22.5** [1]	**$252.0**	**$57.0**	**$24.4**	**$120.3**	**$43.8**	**$6.5**
RPT Share of Total Proposed Off-Balance Sheet Assets				**8.9%**	**$4.5** [1]	**$50.4**	**$11.4**	**$4.9**	**$24.1**	**$8.8**	**$1.3**
RPT Share of Current Developments				**8.8%**	**$12.7** [1]	**$143.3**	**$20.3**	**$8.0**	**$48.8**	**$64.4**	**$1.8**

Estimated Fees on Off-Balance Sheet Developments (in millions):

Subject to Negotiation:	Fees:
Hartland Towne Square	$3.9
The Town Center at Aquia	$10.1
Lakeland II	$4.0
	$18.0

[1] Does not include gains on sales held in TRS or fee revenue.
[2] Includes net book value of existing center.

Redevelopment Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI [1]	Projected Cost	Cost to Date	Estimated Additional Costs 4/1/08 - 12/31/08	2009	2010
Current Redevelopment Projects										
On-Balance Sheet Assets										
Oakbrook Square - Flint, MI	Adding a 55,000 SF Hobby Lobby, replacing vacancy and build-out of additional space.	100%	Q4 2008	11.6%	$0.4	$3.1	$0.4	$2.7	$0.0	$0.0
West Allis - West Allis, WI	Relocating existing tenants, adding national soft good retailer, adding retail, adding 2 outlots and upgrading façade.	100%	Q1 2010	10.0%	$1.3	$12.8	$3.7	$2.9	$5.5	$0.6
Holcomb - Roswell, GA	Add national theater operator in 25,000 SF.	100%	Q1 2009	10.9%	$0.2	$2.1	$0.1	$1.4	$0.6	$0.0
Southbay - Osprey, FL	Adding freestanding drug store, relocating tenants, retenanting space and demolishing vacated space.	100%	Q3 2009	16.2%	$0.1	$0.9	$0.0	$0.5	$0.4	$0.0
Hoover Eleven - Warren, MI	Expanding Kroger Supermarket by 12,000 SF.	100%	Q2 2009	127.9%	$0.1	$0.1	$0.0	$0.1	$0.0	$0.0
Total On-Balance Sheet Assets				**11.3%**	**$2.1**	**$18.9**	**$4.3**	**$7.6**	**$6.5**	**$0.6**
Off-Balance Sheet Assets										
Paulding Pavilion - Hiram, GA	Replacing and expanding former Publix space with Sports Authority and Staples, adding 4,000 SF outlot building.	20%	Q4 2008	10.7%	$1.0	$9.1	$5.3	$3.9	$0.0	$0.0
Troy Marketplace - Troy, MI	Retenanting 97,000 SF Home Expo with LA Fitness (under construction) and additional mid-box uses, constructing new outlot building.	30%	Q4 2009	23.0%	$2.1	$9.3	$4.1	$2.5	$2.7	$0.0
Old Orchard - West Bloomfield, MI	Retenanting Farmer Jack with gourmet market and additional tenant, addition of outlot tenant, façade and structural improvements.	30%	Q3 2009	12.3%	$0.9	$7.1	$2.5	$2.7	$1.9	$0.0
Collins Pointe Plaza - Cartersville, GA	Retenanting Winn-Dixie, building additional outlot and small-shop retail space.	20%	Q3 2009	15.1%	$0.7	$4.7	$0.0	$1.9	$2.8	$0.0
Cocoa Commons - Cocoa Beach, FL	Constructing 15,000 SF of additional retail space.	30%	Q1 2009	12.4%	$0.3	$2.4	$0.7	$1.7	$0.0	$0.0
Market Plaza - Glen Ellyn, IL	Adding a 19,849 SF Staples.	20%	Q1 2009	16.6%	$0.2	$1.4	$0.0	$1.2	$0.3	$0.0
Total Off-Balance Sheet Assets				**15.4%**	**$5.2**	**$34.0**	**$12.6**	**$13.7**	**$7.7**	**$0.0**
RPT Share of Total Off-Balance Sheet Assets				**15.8%**	**$1.4**	**$8.7**	**$3.3**	**$3.4**	**$2.0**	**$0.0**
RPT Share of Current Redevelopments				**12.7%**	**$3.5**	**$27.6**	**$7.5**	**$11.0**	**$8.5**	**$0.6**
Future Projects										
Lakeshore Marketplace - Norton Shores, MI	Retenant with mid-box use a portion of Elder-Beerman space. Develop new outlots.									
Rivertowne Square - Deerfield Beach, FL	Add department store.									
The Shops on Lane Avenue - Columbus, OH	Expand existing grocery to prototype size.									
Sunshine Plaza - Tamarac, FL	Taking back 20,000 SF of anchor space to create new mid-box opportunity.									
Stonegate - Kingsport, TN	Reconfiguration of existing site.									

[1] Represents incremental change in revenue.

Summary of Outstanding Debt
03/31/08

	Lender or Servicer	Percent of Total Indebtedness		Balance at 3/31/2008	Stated Interest Rate	Maturity Date	Months To Maturity
Fixed Rate Debt							
Plaza at Delray	Wachovia	6.26%	$	43,250,000	5.0000%	Aug-08	4
West Oaks II/Spring Meadows	Travelers Insurance	3.53%		24,368,610	7.0500%	Dec-09	20
Promenade at Pleasant Hill	Principal Life	1.91%		13,222,985	8.0900%	Sep-10	29
Publix at River Crossing	Jackson National Life Ins Co.	0.49%		3,415,958	6.6700%	Oct-10	31
Unsecured Term Loan Facility *	KeyBank, as agent	14.47%		100,000,000	6.0065%	Dec-10	33
Madison Shopping Center	LaSalle Bank N.A.	1.39%		9,611,304	7.5080%	May-11	38
Lakeshore Marketplace	Wells Fargo/Midland	2.16%		14,960,468	7.6470%	Aug-11	41
Sunshine Plaza Shopping Center	Nationwide Life	1.69%		11,655,018	7.3500%	May-12	50
Coral Creek	KeyBank	1.39%		9,604,063	6.7800%	Jul-12	52
The Crossroads at Royal Palm	L.J. Melody & Co./Salomon	1.66%		11,466,816	6.5000%	Aug-12	53
East Town Plaza	Citigroup Global Markets	1.63%		11,285,402	5.4500%	Jul-13	64
Centre at Woodstock	Wachovia	0.70%		4,828,655	6.9100%	Jul-13	64
Kentwood Towne Center	Nationwide Life	1.39%		9,604,871	5.7400%	Jul-13	64
Lantana Plaza Shopping Center	Key Bank	1.47%		10,175,025	4.7600%	Aug-13	65
Auburn Hills	Citigroup Global Markets	1.08%		7,441,007	5.3800%	May-14	74
Crossroads Shopping Center	Citigroup Global Markets	3.75%		25,918,546	5.3800%	May-14	74
Jackson West	KeyBank	2.49%		17,180,000	5.2000%	Nov-15	92
West Oaks I	KeyBank	3.95%		27,300,000	5.2000%	Nov-15	92
New Towne Plaza	Deutsche Bank	2.86%		19,800,000	5.0910%	Dec-15	93
Hoover Eleven	Canada Life/GMAC	0.96%		6,603,616	7.6250%	Feb-16	95
River City Marketplace	JPMorgan Chase Bank, N.A.	15.91%		110,000,000	5.4355%	Apr-17	110
Hoover Eleven	Canada Life/GMAC	0.34%		2,365,827	7.2000%	May-18	123
Junior Subordinated Note **	The Bank of New York Trust Company	4.07%		28,125,000	7.8700%	Jan-38	363
Subtotal Fixed Rate Debt		**75.54%**	**$**	**522,183,172**	**5.9883%**		78
				-			-
Variable Rate Mortgages				-			-
Beacon Square	Huntington Bank	1.22%		8,458,065	4.6400%	Nov-08	7
Secured Term Loan	KeyBank	5.79%		40,000,000	4.6200%	Dec-08	8
Gaines Marketplace	Huntington Bank	1.13%	$	7,785,049	4.6194%	Mar-09	11
Subtotal Variable Rate Mortgages		8.14%	$	56,243,114	4.6229%		8
Variable Rate Unsecured Facility				-			-
Unsecured Revolving Credit Facility	KeyBank, as agent	16.32%	$	112,850,000	4.0934%	Dec-08	9
Subtotal Variable Rate Unsecured Facilities		16.32%	$	112,850,000	4.0934%		
Subtotal Variable Rate Debt		**24.46%**	**$**	**169,093,114**	**4.2695%**		8
Total debt		**100.00%**	**$**	**691,276,286**	**5.5679%**		61

*** Effectively converted to fixed rate through swap agreements.**

**** Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.**

Loan Maturities Split between Scheduled Amortization and Scheduled Maturities
03/31/08

Year	Scheduled Amortization Payments	Scheduled Maturities	Total Scheduled Maturities	Percentage of Debt Maturing	Cumulative Percentage of Debt Maturing
2008	$ 3,665,050	$ 204,558,065	$ 208,223,115	30.12%	30.12%
2009	4,833,801	30,179,735	35,013,536	5.07%	35.19%
2010	4,013,811	115,709,220	119,723,032	17.32%	52.51%
2011	4,599,918	23,332,219	27,932,137	4.04%	56.55%
2012	4,130,892	29,879,687	34,010,579	4.92%	61.47%
2013	3,363,353	30,121,368	33,484,721	4.84%	66.31%
2014	2,505,331	29,676,361	32,181,691	4.66%	70.97%
2015	2,323,334	59,457,889	61,781,223	8.94%	79.90%
2016	382,038	-	382,038	0.06%	79.96%
2017	310,621	110,000,000	110,310,621	15.96%	95.92%
2018 +	108,593	28,125,000	28,233,593	4.08%	100.00%
Totals	**$ 30,236,743**	**$ 661,039,543**	**$ 691,276,286**		

Note: Scheduled maturities in 2008 includes $112,850,000 which represents the balance of the Unsecured Revolving Credit Facility drawn as of March 31, 2008 due at maturity in December 2008, and scheduled maturities in 2010 includes $100,000,000 which represents the balance of the Unsecured Term Loan Facility due at maturity in December 2010. The Unsecured Revolving Credit Facility can be extended to December 2010.

Market Capitalization Information
03/31/08

	Market price			Shares		Dollars	Percentage
Debt:							
Fixed Rate Debt					$	522,183,172	45.61%
Variable Rate Debt					$	169,093,114	14.77%
Total Debt					**$**	**691,276,286**	**60.38%**
Equity:							
Common Shares and Equivalents							
REIT Shares	**$**	**21.11**	86.42%	18,569,644	$	392,005,185	34.24%
OP Units			13.58%	2,918,809	$	61,616,058	5.38%
Total Common Shares and Equivalents			100.00%	21,488,453	**$**	**453,621,243**	**39.62%**
Total Market Capitalization					**$**	**1,144,897,529**	**100.00%**

Common Stock Performance - 4/1/07 through 3/31/08



RPT Daily
3/31/08
40
35
30
25
20
15
Volume
©BigCharts.com
800
600
400
200
0
Thousands
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
08
Feb
Mar

Operating
Property Summary
As of March 31, 2008

					Total Shopping Center GLA:					Company Owned GLA			Annualized Base Rent		
					Anchors:										
Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Total	Leased	Occupancy	Total	PSF	Anchors [2]
Operating:															
Florida															
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	33		42,112	42,112	67,200	109,312	109,312	86,662	79.3%	$ 1,251,300	$ 14.44	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22		61,166	61,166	62,444	123,610	123,610	118,960	96.2%	$ 1,267,339	$ 10.65	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	14	32,680	102,027	134,707	32,680	167,387	134,707	131,034	97.3%	$ 818,767	$ 6.25	Goodwill [3], Save-A-Lot, Bealls
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	32		35,768	35,768	70,105	105,873	105,873	81,323	76.8%	$ 887,466	$ 10.91	Linens 'n Things
Plaza at Delray	Delray Beach, FL	100%	1979/2004/NA	48		193,967	193,967	137,529	331,496	331,496	314,401	94.8%	$ 4,857,215	$ 15.45	Books A Million, Linens 'n Things, Marshalls, Publix, Regal Cinemas, Staples
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	64	342,501	282,087	624,588	206,067	830,655	488,154	459,033	94.0%	$ 7,185,356	$ 15.65	Wal-Mart [3], Lowe's[3], Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PetSmart, Ross Dress For Less, Wallace Theaters
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16		37,888	37,888	24,150	62,038	62,038	60,638	97.7%	$ 707,298	$ 11.66	Publix
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	22		70,948	70,948	65,699	136,647	136,647	126,287	92.4%	$ 1,173,309	$ 9.29	Winn-Dixie, Office Depot
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28		146,409	146,409	89,317	235,726	235,726	222,912	94.6%	$ 1,962,704	$ 8.80	Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	35		42,112	42,112	77,980	120,092	120,092	107,117	89.2%	$ 1,585,819	$ 14.80	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24		125,141	125,141	61,355	186,496	186,496	174,541	93.6%	$ 1,049,936	$ 6.02	Kash 'N Karry Food Store, Wal-Mart
Total/Weighted Average				338	375,181	1,139,625	1,514,806	894,526	2,409,332	2,034,151	1,882,908	92.6%	$ 22,746,508	$ 12.08	
Georgia															
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14		51,420	51,420	35,328	86,748	86,748	75,960	87.6%	$ 890,234	$ 11.72	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15		138,915	138,915	31,560	170,475	170,475	170,475	100.0%	$ 962,905	$ 5.65	Burlington Coat Factory, Hobby Lobby
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22		47,955	47,955	49,046	97,001	97,001	82,686	85.2%	$ 963,896	$ 11.66	Publix [4] (subleased to a + Market)
Mays Crossing	Stockbridge, GA	100%	1984/1997/NA	20		100,244	100,244	37,040	137,284	137,284	128,384	93.5%	$ 783,025	$ 6.10	ApplianceSmart Factory Outlet, Big Lots, Dollar Tree
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	36		199,555	199,555	95,000	294,555	294,555	267,136	90.7%	$ 2,084,151	$ 7.80	Farmers Home Furniture, Old Time Pottery, Publix
Total/Weighted Average				107	-	538,089	538,089	247,974	786,063	786,063	724,641	92.2%	$ 5,684,211	$ 7.84	
Michigan															
Auburn Mile	Auburn Hills, MI	100%	2000/1999/NA	7	533,659	64,298	597,957	26,238	624,195	90,536	90,536	100.0%	$ 932,058	$ 10.29	Best Buy [3], Target [3], Meijer [3], Costco [3], Jo-Ann etc, Staples
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	12	103,316	-	103,316	42,981	146,297	42,981	41,181	95.8%	$ 691,940	$ 16.80	Home Depot [3]
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	112,000	65,735	177,735	69,595	247,330	135,330	104,780	77.4%	$ 1,048,031	$ 10.00	OfficeMax, Sports Authority, Target [3]
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	9		55,175	55,175	53,271	108,446	108,446	99,281	91.5%	$ 1,550,740	$ 15.62	Office Depot, DSW Shoe Warehouse
Clinton Valley	Sterling Heights, MI	100%	1985/1996/NA	12		50,262	50,262	51,149	101,411	101,411	75,506	74.5%	$ 617,321	$ 8.18	Big Lots
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	117,777	117,972	235,749	51,704	287,453	169,676	161,459	95.2%	$ 1,682,883	$ 10.42	Farmer Jack (A&P) [4], Office Depot, Target [3], TJ Maxx
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17	209,272	23,524	232,796	62,233	295,029	85,757	81,593	95.1%	$ 922,004	$ 11.30	OfficeMax, Sam's Club [3], Target [3]
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	22	175,830	56,586	232,416	80,922	313,338	137,508	106,301	77.3%	$ 1,691,995	$ 15.92	Best Buy, Target [3], Burlington Coat Factory [3]
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8		52,784	52,784	23,915	76,699	76,699	71,735	93.5%	$ 433,530	$ 6.04	Oakridge Market, Rite-Aid
Gaines Marketplace	Gaines Twp., MI	100%	2005/2004/NA	15		351,981	351,981	40,188	392,169	392,169	387,669	98.9%	$ 1,641,178	$ 4.23	Meijer, Staples, Target
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	65	254,242	222,192	476,434	178,807	655,241	400,999	366,525	91.4%	$ 3,500,563	$ 9.55	Kohl's, Sears [3], Target [3] TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater
Jackson West	Jackson, MI	100%	1996/1996/1999	5		194,484	194,484	15,837	210,321	210,321	210,321	100.0%	$ 1,660,524	$ 7.90	Circuit City, Lowe's, Michaels, OfficeMax
Kentwood Towne Centre [6]	Kentwood, MI	77.88%	1988/1996//NA	18	101,909	122,390	224,299	61,265	285,564	183,655	164,663	89.7%	$ 1,227,232	$ 7.45	Hobby Lobby, OfficeMax, Rooms Today [3]
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9		114,574	114,574	14,878	129,452	129,452	127,132	98.2%	$ 567,189	$ 4.46	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	126,842	258,638	385,480	89,015	474,495	347,653	339,074	97.5%	$ 2,727,143	$ 8.04	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, TJ Maxx, Toys "R" Us, Target [3]
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20		90,831	90,831	43,032	133,863	133,863	126,722	94.7%	$ 1,320,729	$ 10.42	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	15		167,830	167,830	59,258	227,088	227,088	213,332	93.9%	$ 1,381,514	$ 6.48	Dunham's, Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	16		126,425	126,425	59,943	186,368	186,368	183,568	98.5%	$ 1,818,647	$ 9.91	Kohl's, Jo-Ann etc
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9		206,747	206,747	40,221	246,968	246,968	246,968	100.0%	$ 1,643,778	$ 6.66	Marshalls, Wal-Mart, Office Depot
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8		-	-	19,925	19,925	19,925	13,197	66.2%	$ 316,736	$ 24.00	No Anchor
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14		128,340	128,340	37,660	166,000	166,000	161,310	97.2%	$ 1,320,519	$ 8.19	Burlington Coat Factory, Marshalls, Staples
Taylor Plaza	Taylor, MI	100%	1970/1996/2006	1		102,513	102,513	-	102,513	102,513	102,513	100.0%	$ 439,992	$ 4.29	Home Depot
Tel-Twelve	Southfield, MI	100%	1968/1996/2003	21		479,869	479,869	43,542	523,411	523,411	520,867	99.5%	$ 5,462,302	$ 10.49	Meijer, Lowe's, Office Depot, Best Buy, DSW Shoe Warehouse, Michaels, PetSmart
West Oaks I	Novi, MI	100%	1979/1996/2004	8		215,251	215,251	30,270	245,521	245,521	245,521	100.0%	$ 2,684,239	$ 10.93	Circuit City, OfficeMax, DSW Shoe Warehouse, Home Goods, Michaels, Gander Mountain
West Oaks II	Novi, MI	100%	1986/1996/2000	30	221,140	90,753	311,893	77,201	389,094	167,954	166,654	99.2%	$ 2,814,758	$ 16.89	Value City Furniture [3], Bed Bath & Beyond [3], Marshalls, Toys "R" Us [3], Kohl's [3], Jo-Ann etc
Total/Weighted Average				392	1,955,987	3,359,154	5,315,141	1,273,050	6,588,191	4,632,204	4,408,408	95.2%	$ 40,097,545	$ 9.10	

Operating
Property Summary
As of March 31, 2008

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Anchors: Company Owned	Anchors: Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Anchors [2]
North Carolina															
Ridgeview Crossing	Elkin, NC	100%	1989/1997/1995	20		168,659	168,659	42,865	211,524	211,524	206,449	97.6%	$ 1,168,695	$ 5.66	Belk Department Store, Ingles Market, Wal-Mart
Total/Weighted Average				20	-	168,659	168,659	42,865	211,524	211,524	206,449	97.6%	$ 1,168,695	$ 5.66	
Ohio															
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	126,200	255,091	381,291	99,054	480,345	354,145	347,645	98.2%	$ 3,448,825	$ 9.92	Home Depot, Target [3], Giant Eagle, Michaels, Linens 'n Things
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1		22,930	22,930	-	22,930	22,930	22,930	100.0%	$ 265,988	$ 11.60	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6		41,077	41,077	6,400	47,477	47,477	44,277	93.3%	$ 552,727	$ 12.48	PetSmart, Office Depot
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	384,770	110,691	495,461	101,126	596,587	211,817	202,955	95.8%	$ 2,278,044	$ 11.22	Dick's Sporting Goods [3], Best Buy [3], Kroger [3], Target [3], TJ Maxx, OfficeMax, PetSmart, Ashley Furniture, Sam's Club [3], Big Lots [3]
Troy Towne Center	Troy, OH	100%	1990/1996/2003	17	90,921	107,584	198,505	37,026	235,531	144,610	118,670	82.1%	$ 755,808	$ 6.37	Wal-Mart[3], Kohl's
Total/Weighted Average				74	601,891	537,373	1,139,264	243,606	1,382,870	780,979	736,477	94.3%	$ 7,301,392	$ 9.91	
South Carolina															
Taylors Square	Taylors, SC	100%	1989/1997/2005	14		207,454	207,454	33,777	241,231	241,231	238,475	98.9%	$ 1,425,759	$ 5.98	Wal-Mart
Total/Weighted Average				14	-	207,454	207,454	33,777	241,231	241,231	238,475	98.9%	$ 1,425,759	$ 5.98	
Tennessee															
Highland Square	Crossville, TN	100%	1988/1997/2005	20		130,373	130,373	35,620	165,993	165,993	130,295	78.5%	$ 849,776	$ 6.52	Kroger, Tractor Supply, Peebles
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	11		273,535	273,535	29,933	303,468	303,468	303,468	100.0%	$ 1,799,754	$ 5.93	Wal-Mart, Ross Dress for Less, Gregg Appliances
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2		23,500	23,500	4,674	28,174	28,174	28,174	100.0%	$ 282,814	$ 10.04	OfficeMax
Total/Weighted Average				33	-	427,408	427,408	70,227	497,635	497,635	461,937	92.8%	$ 2,932,344	$ 6.35	
Wisconsin															
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,775,401	$ 9.57	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, Toys "R" Us [3], Shopko [3]
Total/Weighted Average				18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,775,401	$ 9.57	
Operating Total/Weighted Average				996	3,066,054	6,522,447	9,588,501	2,870,299	12,458,800	9,392,746	8,844,846	94.2%	$ 83,131,854	$ 9.40	
Joint Ventures:															
Florida															
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22		94,500	94,500	64,185	158,685	158,685	150,694	95.0%	$ 1,648,624	$ 10.94	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17	184,600	67,000	251,600	48,586	300,186	115,586	115,586	100.0%	$ 1,467,266	$ 12.69	Jo-Ann, Marshalls,Target [3]
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	48		116,469	116,469	129,911	246,380	246,380	210,816	85.6%	$ 2,488,983	$ 11.81	David Morgan Fine Arts[5], Office Depot, Winn-Dixie
Martin Square	Stuart, FL	30%	1981/2005/NA	14		291,432	291,432	39,673	331,105	331,105	331,105	100.0%	$ 2,150,243	$ 6.49	Home Depot, Howards Interiors, Kmart, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	57		159,147	159,147	113,719	272,866	272,866	262,125	96.1%	$ 4,814,423	$ 18.37	Albertsons, LA Fitness Sports Club, OfficeMax, Toys"R" Us
Shenandoah Square	Davie, FL	40%	1989/2001/NA	44		42,112	42,112	81,500	123,612	123,612	113,132	91.5%	$ 1,824,696	$ 16.13	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22	123,400	122,441	245,841	66,447	312,288	188,888	186,888	98.9%	$ 2,154,870	$ 11.53	Michaels, Ashley Furniture, Target [3], Linens 'n Things
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3		92,979	92,979	-	92,979	92,979	92,979	100.0%	$ 1,154,920	$ 12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	39		42,112	42,112	113,640	155,752	155,752	150,152	96.4%	$ 1,995,048	$ 13.29	Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	25		64,504	64,504	76,088	140,592	140,592	136,152	96.8%	$ 1,571,500	$ 11.54	Circuit City, Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	9		87,072	87,072	22,689	109,761	109,761	109,761	100.0%	$ 1,422,812	$ 12.96	Bed Bath & Beyond, Circuit City, Michaels
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19		81,801	81,801	74,435	156,236	156,236	156,236	100.0%	$ 1,607,739	$ 10.29	Badcock, National Pawn Shop, Save-A-Lot, US Postal Service
Total/Weighted Average				319	308,000	1,261,569	1,569,569	830,873	2,400,442	2,092,442	2,015,626	96.3%	$ 24,301,127	$ 12.06	
Georgia															
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	35		85,772	85,772	63,461	149,233	149,233	126,322	84.6%	$ 1,545,367	$ 12.23	Kroger, Outrageous Bargains
Total/Weighted Average				35	-	85,772	85,772	63,461	149,233	149,233	126,322	84.6%	$ 1,545,367	$ 12.23	
Indiana															
Merchants' Square	Carmel, IN	20%	1970/2004/NA	48	80,000	69,504	149,504	209,658	359,162	279,162	260,388	93.3%	$ 3,204,929	$ 12.31	Marsh [3], Cost Plus, Hobby Lobby
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	25	123,800	58,144	181,944	82,322	264,266	140,466	130,147	92.7%	$ 1,776,572	$ 13.65	Target [3], Marshalls, Wild Oats
Total/Weighted Average				73	203,800	127,648	331,448	291,980	623,428	419,628	390,535	93.1%	$ 4,981,501	$ 12.76	

Operating
Property Summary
As of March 31, 2008

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Anchors: Company Owned	Anchors: Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Anchors [2]
Maryland															
Crofton Centre	Crofton, MD	20%	1974/1996/NA	18		176,376	176,376	75,135	251,511	251,511	251,511	100.0%	$ 1,825,599	$ 7.26	Shoppers Food Warehouse, Kmart, Leather Expo
Total/Weighted Average				18	-	176,376	176,376	75,135	251,511	251,511	251,511	100.0%	$ 1,825,599	$ 7.26	
Michigan															
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15		122,406	122,406	43,138	165,544	165,544	153,160	92.5%	$ 1,358,440	$ 8.87	Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	36		194,236	194,236	163,066	357,302	357,302	344,315	96.4%	$ 6,345,776	$ 18.43	Bed Bath & Beyond, Borders, Loehmann's, Marshalls, TJ Maxx
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	352,641	241,850	594,491	33,700	628,191	275,550	269,550	97.8%	$ 3,520,724	$ 13.06	Home Depot, Linens 'n Things, Marshalls, Michaels, PetSmart, Costco [3], Meijer [3]
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11		-	-	19,410	19,410	19,410	15,810	81.5%	$ 246,313	$ 15.58	No Anchor
West Acres Commons	Flint, MI	40%	1998/2001/NA	14		59,889	59,889	35,200	95,089	95,089	91,089	95.8%	$ 1,157,083	$ 12.70	VG's Food Center
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	16		224,356	224,356	89,309	313,665	313,665	293,146	93.5%	$ 4,374,472	$ 14.92	Borders, Dick's Sporting Goods, Linens 'n Things, Marshalls, Michaels, PetSmart
Total/Weighted Average				106	352,641	842,737	1,195,378	383,823	1,579,201	1,226,560	1,167,070	95.1%	$ 17,002,808	$ 14.57	
New Jersey															
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	42		81,760	81,760	142,393	224,153	224,153	209,531	93.5%	$ 3,134,015	$ 14.96	Shop-Rite Supermarket, Staples
Total/Weighted Average				42	-	81,760	81,760	142,393	224,153	224,153	209,531	93.5%	$ 3,134,015	$ 14.96	
Ohio															
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	41		139,130	139,130	114,200	253,330	253,330	222,845	88.0%	$ 2,381,469	$ 10.69	Eurolife Furniture, Marshalls, MicroCenter, Stitching Post, Sunflower Market [4]
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	47		46,574	46,574	130,614	177,188	177,188	145,557	82.1%	$ 2,920,965	$ 20.07	Bed Bath & Beyond, Wild Oats Market
Total/Weighted Average				88	-	185,704	185,704	244,814	430,518	430,518	368,402	85.6%	$ 5,302,434	$ 14.39	
JV Total/Weighted Average				681	864,441	2,761,566	3,626,007	2,032,479	5,658,486	4,794,045	4,528,997	94.5%	$ 58,092,851	$ 12.83	
Operating Under Redevelopment:															
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	19		31,700	31,700	64,875	96,575	96,575	62,837	65.1%	$ 468,019	$ 7.45	Bealls Coastal Home
Holcomb Center	Roswell, GA	100%	1986/1996/NA	23		39,668	39,668	67,385	107,053	107,053	68,823	64.3%	$ 391,968	$ 5.70	Planned Furniture Promotions
Hoover Eleven	Warren, MI	100%	1989/2003/NA	53		138,361	138,361	149,136	287,497	287,497	222,169	77.3%	$ 2,882,688	$ 12.98	Kroger, Marshalls, OfficeMax
Oak Brook Square	Flint, MI	100%	1982/1996/NA	23		57,160	57,160	83,104	140,264	140,264	77,686	55.4%	$ 776,527	$ 10.00	TJ Maxx
Aquia Towne Center	Stafford, VA	100%	1989/1998/NA	12		81,200	81,200	81,417	162,617	162,617	162,617	100.0%	$ 2,569,024	$ 15.80	Big Lots, Northrop Grumman, Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	31		165,414	165,414	127,981	293,395	293,395	245,096	83.5%	$ 1,647,139	$ 6.72	Kmart, Dollar Tree, Big Lots, Office Depot
Total/Weighted Average				161	-	513,503	513,503	573,898	1,087,401	1,087,401	839,228	77.2%	$ 8,735,365	$ 10.41	
Joint Venture Under Redevelopment:															
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	15		51,420	51,420	23,700	75,120	75,120	75,120	100.0%	$ 865,150	$ 11.52	Publix
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	17		46,358	46,358	34,684	81,042	81,042	25,500	31.5%	$ 331,065	$ 12.98	
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	10		47,955	47,955	21,087	69,042	69,042	37,727	54.6%	$ 590,247	$ 15.65	Staples
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	37		46,230	46,230	116,475	162,705	162,705	120,793	74.2%	$ 1,771,852	$ 14.67	Jewell Osco
Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	20		54,119	54,119	40,244	94,363	94,363	31,270	33.1%	$ 619,199	$ 19.80	
Troy Marketplace	Troy, MI	30%	2000/2005/NA	11	20,600	192,421	213,021	23,813	236,834	216,234	113,496	52.5%	$ 2,225,598	$ 19.61	Linens 'n Things, Nordstom Rack, PetSmart, REI [3]
Total/Weighted Average				110	20,600	438,503	459,103	260,003	719,106	698,506	403,906	57.8%	$ 6,403,111	$ 15.85	
PORTFOLIO TOTAL/WEIGHTED AVERAGE				1948	3,951,095	10,236,019	14,187,114	5,736,679	19,923,793	15,972,698	14,616,977	91.5%	$ 156,363,181	$ 10.70	

[1] Represents year constructed/acquired/year of latest renovation or expansion by either the Company or the former Ramco Group, as applicable.
[2] We define anchor tenants as single tenants which lease 19,000 square feet or more at a property.
[3] Non-Company owned anchor space
[4] Tenant closed - lease obligated
[5] Tenant lease expired 4/30/07, remains in occupancy as month to month tenant.

GEOGRAPHIC DIVERSIFICATION

BY RENT [1] | BY GLA



WI 2%
IN 3%
All Others 10%
GA 5%
OH 8%
MI 41%
FL 31%

LEGEND

MI: Michigan
FL: Florida
OH: Ohio
IN: Indiana
TN: Tennessee
GA: Georgia
WI: Wisconsin



WI 3%
TN 3%
All Others 10%
GA 8%
OH 8%
MI 41%
FL 27%

ANCHOR, NON-ANCHOR TENANT MIX

BY RENT [1] | BY GLA [2]



NON-ANCHOR 50%
ANCHOR 50%

LEGEND

ANCHORS: Spaces greater than or equal to 19,000 square feet

NON-ANCHORS: Spaces of less than 19,000 square feet



NON-ANCHOR 33%
ANCHOR 67%

CREDIT QUALITY TENANT MIX

BY RENT [1] | BY GLA [2]



REG 13%
LOC 18%
NAT 69%

LEGEND

NAT: National
REG: Regional
LOC: Local



LOC 13%
REG 17%
NAT 70%

[1] Figures shown represent annualized base rents

[2] Figures shown represent occupied Gross Leasable Area

Major Tenants* as of 03/31/2008

Lease Name	Number of Leases	Leased GLA as of 03/31/08 (Sq.Ft.)	% of Total Company Owned GLA	Annualized Base Rent in Place at 03/31/08 Total Annualized Base Rent	Annualized Base Rent/Square Foot	% of Base Rental Revenue as of 03/31/08
T.J. Maxx/Marshalls	19	611,155	3.83%	$5,660,602	$9.26	3.62%
Publix	12	574,794	3.60%	4,534,891	7.89	2.90%
Home Depot	4	487,203	3.05%	3,259,492	6.69	2.08%
Wal-Mart	5	746,332	4.67%	3,232,787	4.33	2.07%
OfficeMax	12	273,720	1.71%	3,173,220	11.59	2.03%
Linens 'n Things	7	238,067	1.49%	3,052,262	12.82	1.95%
Kmart	6	606,720	3.80%	2,717,603	4.48	1.74%
Jo-Ann	7	230,976	1.45%	2,480,777	10.74	1.59%
	72	3,768,967	23.60%	$28,111,634	$7.46	17.98%

* Tenants which individually account for 1.5% or more of annualized base rent.

Summary of Expiring GLA

All Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Annualized Base Rent in Place at 03/31/08: Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	196	910,136	6.23%	$9,971,617	6.38%	$10.96
2009	297	1,540,291	10.54%	17,625,170	11.27%	11.44
2010	252	1,417,838	9.70%	16,717,197	10.69%	11.79
2011	254	1,263,379	8.64%	16,792,404	10.74%	13.29
2012	209	1,398,383	9.57%	16,068,730	10.28%	11.49
2013	128	1,303,489	8.92%	14,461,309	9.25%	11.09
2014	50	840,561	5.75%	6,885,201	4.40%	8.19
2015	37	631,841	4.32%	6,972,578	4.46%	11.04
2016	74	1,541,455	10.55%	16,259,376	10.40%	10.55
2017	47	694,259	4.75%	9,415,721	6.02%	13.56
2018+	71	3,075,345	21.04%	25,193,878	16.11%	8.19
Total	1615	14,616,977	100.00%	$156,363,181	100.00%	$10.70

All Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	13	420,767	4.26%	$3,100,204	3.96%	$7.37
2009	20	777,243	7.88%	5,676,031	7.25%	7.30
2010	19	681,601	6.91%	5,265,883	6.72%	7.73
2011	12	421,307	4.27%	3,269,115	4.17%	7.76
2012	17	748,912	7.59%	4,833,727	6.17%	6.45
2013	24	950,060	9.63%	8,284,830	10.58%	8.72
2014	12	674,301	6.83%	3,701,901	4.73%	5.49
2015	14	521,034	5.28%	4,997,579	6.38%	9.59
2016	31	1,285,885	13.03%	11,420,399	14.58%	8.88
2017	16	533,932	5.41%	6,065,221	7.73%	11.36
2018+	39	2,853,069	28.91%	21,728,261	27.72%	7.62
Total	217	9,868,111	100.00%	$78,343,151	100.00%	$7.94

All Non-Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	183	489,369	10.30%	$6,871,413	8.81%	$14.04
2009	277	763,048	16.07%	11,949,139	15.32%	15.66
2010	233	736,237	15.50%	11,451,314	14.68%	15.55
2011	242	842,072	17.73%	13,523,289	17.33%	16.06
2012	192	649,471	13.68%	11,235,003	14.40%	17.30
2013	104	353,429	7.44%	6,176,479	7.92%	17.48
2014	38	166,260	3.50%	3,183,300	4.08%	19.15
2015	23	110,807	2.33%	1,974,999	2.53%	17.82
2016	43	255,570	5.38%	4,838,977	6.20%	18.93
2017	31	160,327	3.40%	3,350,500	4.30%	20.90
2018+	32	222,276	4.70%	3,465,617	4.44%	15.59
Total	1398	4,748,866	100.00%	$78,020,030	100.00%	$16.43

Joint Ventures
Contribution to Funds from Operations
(in thousands)

For Three Months Ended March 31, 2008

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Consolidated Interest
Total revenue	$ 14,146	$ 6,752	$ 319	$ 1,275	$ 873	$ 19	$ -	$ 81	$ 458	$ 589	$ 6,272
Operating expense	4,291	2,043	121	333	395	4	-	25	167	287	$ 1,965
Depreciation and amortization	3,693	1,834	104	315	162	-	2	11	69	153	$ 1,623
Interest expense	3,805	2,433	(61)	-	-	-	-	16	181	226	$ 1,787
Total expenses	11,788	6,310	164	647	557	4	2	52	417	666	5,375
Net income (loss)	$ 2,358	$ 442	$ 155	$ 627	$ 317	$ 15	$ (2)	$ 30	$ 41	$ (76)	$ 897
Ramco ownership interest	30%	20%	20%	7%	7%	20%	5%	50%	40%	40%	
Ramco's share of net income	$ 707	$ 88	$ 31	$ 44	$ 22	$ 3	$ -	$ 15	$ 16	$ (31)	$ 897
Add: depreciation expense	1,061	357	19	22	11	-	-	5	27	53	1,557
Funds from operations contributed by joint ventures	$ 1,768	$ 446	$ 50	$ 66	$ 33	$ 3	$ -	$ 20	$ 43	$ 22	$ 2,453

Joint Ventures
Combining Balance Sheets
as of March 31, 2008
(in thousands)

	Ramco/Lion Venture LP	Ramco 450 Venture LLC	Ramco 191 Venture LLC	Ramco HHF KL LLC	Ramco HHF NP LLC	Ramco Highland Disp LLC	Ramco Jacksonville North Industrial LLC	S-12 Associates	Ramco/ West Acres LLC	Ramco/ Shenandoah LLC	
	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Equity Investment
ASSETS											
Investment in real estate											
Land	$ 76,896	$ 38,906	$ 2,879	$ 7,600	$ 4,021	$ 6,965	$ 1,127	$ 50	$ 1,118	$ 1,653	
Buildings and improvements	451,595	223,567	12,867	44,480	23,520	-	-	446	10,122	14,976	
Construction in progress	3,525	83	4,156	12	-	1,968	58	-	-	-	
Intangible assets, net	17,509	7,348	564	1,684	575	685	32	46	47	293	
	549,524	269,903	20,466	53,776	28,117	9,618	1,216	541	11,287	16,922	
Less: accumulated depreciation	(26,740)	(4,605)	(306)	(883)	(368)	-	-	(136)	(1,668)	(2,434)	
Investments in real estate, net	522,784	265,298	20,160	52,893	27,748	9,618	1,216	406	9,620	14,488	
Cash and cash equivalents	9,979	5,587	114	499	293	24	13	222	244	654	
Accounts receivable, net	8,564	1,787	109	150	287	7,489	-	32	140	425	
Other assets, net	1,403	455	8	15	(6)	2,501	-	20	110	483	
Total Assets	$ 542,730	$ 273,128	$ 20,392	$ 53,556	$ 28,323	$ 19,632	$ 1,229	$ 679	$ 10,114	$ 16,052	
LIABILITIES AND SHAREHOLDERS' EQUITY											
Mortgages and notes payable	$ 270,746	$ 163,137	$ 5,256	$ -	$ -	$ 10,497	$ 678	$ 973	$ 8,788	$ 12,169	
Accounts payable and accrued expenses	15,230	5,623	932	742	278	5,998	8	255	125	377	
	285,976	168,760	6,188	742	278	16,495	686	1,228	8,914	12,546	
ACCUMULATED EQUITY (DEFICIT)	256,755	104,368	14,203	52,813	28,045	3,137	543	(548)	1,201	3,506	
Total Liabilities and Accumulated Equity	$ 542,730	$ 273,128	$ 20,392	$ 53,556	$ 28,323	$ 19,632	$ 1,229	$ 679	$ 10,114	$ 16,052	
EQUITY INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES											
Company's Equity Investments in Unconsolidated Entities	$ 72,208	$ 10,824	$ 3,263	$ 2,931	$ 2,003	$ 640	$ 10	$ 882	$ 439	$ 1,361	$ 94,561
Advances to Unconsolidated Entities											-
Total Equity Investments in and Advances to Unconsolidated Entities	$ 72,208	$ 10,824	$ 3,263	$ 2,931	$ 2,003	$ 640	$ 10	$ 882	$ 439	$ 1,361	$ 94,561

Summary of Joint Venture Debt
as of March 31, 2008

Entity	Property	Location	Ramco Ownership Interest	Mortgage Balance	Maturity Date	Loan Type	Interest Rate	Ramco Share of Debt
Ramco/Lion Venture								
RLV Village Plaza LP	Village Plaza	Lakeland, FL	30%	$ 9,300,000	09/15	Fixed	5.01%	$ 2,790,000
RLV West Broward LP	West Broward Shopping Center	Plantation, FL	30%	9,796,486	10/12	Fixed	6.64%	2,938,946
RLV Martin Square LP	Martin Square	Stuart, FL	30%	13,395,209	08/11	Fixed	7.44%	4,018,563
RLV Marketplace of Delray LP	Marketplace of Delray	Delray Beach, FL	30%	16,852,264	01/11	Fixed	7.88%	5,055,679
RLV Treasure Coast LP	Treasure Coast Commons	Jensen Beach, FL	30%	8,415,000	06/20	Fixed	5.54%	2,524,500
RLV Oriole Plaza LP	Village of Oriole Plaza	Delray Beach, FL	30%	11,893,939	10/10	Fixed	8.25%	3,568,182
RLV Vista Plaza LP	Vista Plaza	Jensen Beach, FL	30%	11,115,000	06/20	Fixed	5.54%	3,334,500
RLV Cypress Pointe LP	Cypress Pointe	Clearwater, FL	30%	14,500,000	11/09	Fixed	4.60%	4,350,000
Boca Mission LP	Mission Bay Plaza	Boca Raton, FL	30%	40,500,000	4/08	Fixed	4.88%	12,150,000
RLV Winchester Center LP	Winchester Center	Rochester Hills, MI	30%	29,405,800	07/13	Fixed	7.97%	8,821,740
RLV Hunter's Square LP	Hunter's Square	Farmington Hills, MI	30%	38,172,009	08/13	Fixed	8.01%	11,451,603
RLV Millennium Park LP	Millennium Park	Livonia, MI	30%	32,000,000	10/15	Fixed	5.02%	9,600,000
RLV Troy Marketplace LP	Troy Marketplace	Troy, MI	30%	21,900,000	06/16	Fixed	5.90%	6,570,000
RLV Gratiot Crossing LP	Gratiot Crossing	Chesterfield Twp., MI	30%	13,500,000	06/16	Fixed	5.90%	4,050,000
Subtotal Ramco/Lion Venture				$ 270,745,706				$ 81,223,713
Ramco 450 Venture LLC								
Crofton 450 LLC	Crofton Centre	Crofton, MD	20%	$ 17,000,000	01/17	Fixed	5.85%	$ 3,400,000
Merchants 450 LLC	Merchants' Square	Carmel, IN	20%	32,700,000	05/17	Fixed	6.04%	6,540,000
Chester Springs SC LLC	Chester Springs Shopping Center	Chester, NJ	20%	23,431,786	10/13	Fixed	5.51%	4,686,357
Ramco Peachtree Hill LLC	Peachtree Hill	Duluth, GA	20%	16,300,000	2/09	Variable	4.64% [1]	3,260,000
Lane Avenue 450 LLC	Shops on Lane	Upper Arlington, OH	20%	27,600,000	1/18	Variable	5.95% [2]	5,520,000
Olentangy Plaza 450 LLC	Olentangy Plaza	Columbus, OH	20%	21,600,000	1/18	Variable	5.88% [2]	4,320,000
Market Plaza 450 LLC	Market Plaza	Glen Ellyn, IL	20%	24,505,000	1/18	Variable	5.88% [2]	4,901,000
Subtotal Ramco 450 Venture LLC				$ 163,136,786				$ 32,627,357
S-12 Associates	Southfield Plaza Expansion	Southfield, MI	50%	$ 973,173	05/16	Fixed	6.50% [3]	$ 486,586
Ramco/West Acres LLC	West Acres Commons	Flint, MI	40%	8,788,458	04/10	Fixed	8.14%	3,515,383
Ramco/Shenandoah LLC	Shenandoah Square	Davie, FL	40%	12,168,885	02/12	Fixed	7.33%	4,867,554
Paulding Holding LLC	Paulding Pavilion	Hiram, GA	20%	5,255,889	6/10	Variable	4.71% [4]	1,051,178
Ramco Highland Disposition LLC	Hartland Towne Square	Hartland, MI	20%	10,497,135	5/08	Variable	4.61% [5]	2,099,427
Jacksonville North Industrial Outlot LLC		Jacksonville, FL	5%	678,000	9/08	Variable	5.09% [6]	33,900
Total Debt				$ 472,244,031				$ 125,905,098

[1] Rate is variable based on LIBOR plus 1.70%.
[2] Interest rate is fixed for five years and then lender has right to reset interest rate in 2013.
[3] Rate fixed until 6/1/2008, then resets per formula annually.
[4] Rate is variable based on LIBOR plus 1.60%.
[5] Rate is floating and has several components.
[6] Interest rate is based on LIBOR plus 2.25%.

INVESTOR INFORMATION

Inquiries

Ramco-Gershenson Properties Trust welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:

Dawn L. Hendershot
Director of Investor Relations
Ramco-Gershenson Properties Trust
31500 Northwestern Highway, Suite 300
Farmington Hills, MI 48334

Phone:	(248) 592-6202
FAX:	(248) 592-6203
E-mail:	dhendershot@rgpt.com
Website:	www.rgpt.com
Ticker:	NYSE:RPT

Research Coverage

Cantor Fitzgerald	***Philip Martin*** 312.469.7485
Credit Suisse	***Michael Gorman*** 212.538.4357
Deutsche Bank Securities Inc.	***Louis W. Taylor*** ***Christeen Kim*** 203.863-2381 415.617.4221
RBC Capital Markets	***Richard C. Moore*** 216.378.7625
Stifel Nicolaus	***David M. Fick*** ***Nathan Isbee*** 443.224.1308 443.224.1346

Our Supplemental Financial Package is available via e-mail and is also featured on our corporate website at www.rgpt.com. If you would like to receive this document electronically each quarter, please e-mail: dhendershot@rgpt.com.